THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N

Lincoln ChoicePlus AssuranceSM Series

Supplement dated February 8, 2016 to the prospectus dated May 1, 2015

This supplement to the prospectus is for current contractowners who wish to terminate their Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk) rider to elect Lincoln Market SelectSM Advantage.  Lincoln Market SelectSM Advantage is not available to any other existing contractowners. This option will be available beginning February 8, 2016. All other provisions of your prospectus remain unchanged. This supplement is for informational purposes and requires no action on your part unless you wish to elect Lincoln Market SelectSM Advantage.

If Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk) is currently in effect on your contract, and you want to terminate your existing rider and elect Lincoln Market SelectSM Advantage, we are currently waiving the five-year holding period that is required before terminating a rider. Other than the termination of your current rider, and the waiver of the holding period, your contract will not change in any way. Any applicable existing or future surrender charges will continue to apply, as described in your contract and your contract prospectus. We are doing this as a customer service to you, and there is no financial incentive being provided to you, your registered representative, or to anyone else if you decide to terminate your existing Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk) rider and elect Lincoln Market SelectSM Advantage.

In general, anytime you terminate a rider, you lose all value in that rider. If you decide to drop your Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk) rider and elect Lincoln Market SelectSM Advantage, your current Income Base will terminate without value. In other words, you cannot transfer your current Income Base over to Lincoln Market SelectSM Advantage. Your initial Income Base under Lincoln Market SelectSM Advantage will be equal to the Contract Value on the effective date of the Lincoln Market SelectSM Advantage rider. The Income Base is used to calculate your Guaranteed Annual Income amount and the rider charge. You should carefully compare the features and benefits provided by your existing rider to the features and benefits provided by Lincoln Market SelectSM Advantage before making your decision. Lincoln Market SelectSM Advantage does not include all the same features, and it may not provide the same level of guarantee. For example, Lincoln Market SelectSM Advantage does not offer a 5% Enhancement like both Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and 4LATER® Advantage (Managed Risk). Also, it does not offer a Nursing Home Enhancement like Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) offers. You should also compare the fees and charges of each rider. If you have any questions about terminating your Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk) rider and electing Lincoln Market SelectSM Advantage, you should contact your registered representative or call us at the number listed on the first page of your prospectus.

i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who previously purchased Lincoln Market SelectSM Advantage. Please note that the charges on page 7 of the prospectus supplement dated October 1, 2015 were stated incorrectly. The following sentence reflects the correct charges:

The total annual Subaccount charges of 1.55% for the EGMDB, 1.30% for the Guarantee of Principal Death Benefit and 1.25% for the Account Value Death Benefit for B-Share, and 1.95% for the EGMDB, 1.70% for the Guarantee of Principal Death Benefit and 1.65% for the Account Value Death Benefit for C-Share and L-Share also apply.

Impacts to i4LIFE® Advantage Regular Income Payments. For purchasers of Lincoln Market SelectSM Advantage, the minimum Access Period for elections of i4LIFE® Advantage Guaranteed Income Benefit is the longer of 20 years or the difference between your age and age 100.

Please retain this Supplement for future reference.